FOR IMMEDIATE RELEASE

Contacts:      Ewen R. Cameron, President & CEO     TELTRONICS
               telt@teltronics.com
               941.753.5000                        IDEAS THAT COMMUNICATE

                                                   941.753.5000
                                                   941-751-7724 (Fax)
                                                   2150 Whitfield Industrial Way
                                                   Sarasota, FL  34243-4046



                  TELTRONICS ACQUIRES VORTEX TECHNOLOGY ASSETS

                          The acquisition provides more
                   opportunities for Teltronics in the Voice
                     over Internet Protocol (VoIP) market.


SARASOTA, Fla., Thursday, June 5, 2003 - Teltronics (OTCBB: TELT) today announced the closing of the acquisition of the Vortex Technology and related assets from Tri-Link Technologies, located in Vancouver, Canada. The transaction is effective as of May 30, 2003. Tri-Link Technologies developed advanced, multimedia office communications products. Over the last few years, Tri-Link designed a pure soft switch that utilizes a switch Ethernet LAN to provide voice over internet protocol (VoIP).

The new product offering derived from this technology, Cypreon (TM), is the first IP-PCX solution to deliver advanced telephone, videoconferencing, and LAN capabilities in one affordable, easily-installed system. Whether the business is a small to medium-sized enterprise, a campus environment or an organization that supports numerous remote workers, Cypreon offers a leading-edge VoIP solution.

Ewen Cameron, President and CEO of Teltronics comments, "Cypreon is a very exciting product for Teltronics, it complements our larger 20-20 switching product by enabling smaller satellite offices to benefit from a fully functional IP solution that is simple to implement and maintain. Besides complementing our existing product, Cypreon will provide a standalone, IP-centric solution to businesses with 50 to 500 port line size needs.

Since last November, Cypreon has been in alpha trials at Teltronics' California facility. It is scheduled for commercial release in mid-August of this year.

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                                     -More-

About Teltronics:
Teltronics, Inc. is a leading global provider of communications solutions and services that help businesses excel. The Company manufactures telephone switching systems and software for small-to-large size businesses, government, and 911 public safety communications centers. Teltronics offers a full suite of Contact Center solutions - software, services and support - to help their clients satisfy customer interactions. Teltronics also provides remote maintenance hardware and software solutions to help large organizations and regional telephone companies effectively monitor and maintain their voice and data networks. The Company serves as an electronic contract-manufacturing partner to customers in the U.S. and overseas. Further information regarding Teltronics can be found at their web site, www.teltronics.com.

A number of statements contained in this press release are forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement will include words such as we "believe," "anticipate," "expect," or words of similar import. Similarly, statements that describe our future plans, objectives, strategies or goals are also forward-looking statements. These forward-looking statements involve a number of risks and uncertainties that may materially adversely affect the anticipated results. Such risks and uncertainties include, but are not limited to, the timely development and market acceptance of products and technologies, competitive market conditions, successful integration of acquisitions and the failure to realize the expected benefits of such acquisitions, the ability to secure additional sources of financing, the ability to reduce operating expenses, and other factors described in the Company's filings with the Securities and Exchange Commission. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and we disclaim any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.


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